UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02      Termination of a Material Definitive Agreement.

On April 13, 2009, Wynn Las Vegas, LLC (the “Company”) and David R. Sisk, the Company’s Executive Vice President and Chief Financial Officer (“Mr. Sisk”), agreed to terminate his employment pursuant to the terms of the employment agreement, dated as of March 3, 2008, by and between the Company and Mr. Sisk (the “Employment Agreement”).  In connection with his termination, Mr. Sisk will receive a separation payment payable over the course of 12 months equal to the sum of (i) $500,000, which amount is equal to his annual base salary without regard to the salary reduction pursuant to the efficiency initiatives the Company announced on February 3, 2009 (as more fully described in the Company’s Current Report on Form 8-K dated February 3, 2009 and filed by the Company with the Securities and Exchange Commission on February 5, 2009), (ii) $225,000, which is an amount equal to Mr. Sisk’s 2008 bonus, and (iii) 4 weeks of accrued but unpaid vacation pay.  In addition, any stock options held by Mr. Sisk that were vested as of the termination date or that vest as a result of the termination of employment shall be exercisable for a period of 90 days.  Additionally, Mr. Sisk is entitled to receive health benefits coverage for himself and his dependents under the same plan(s) or arrangement(s) under which he was covered immediately prior to his termination, or plan(s) established or arrangement(s) provided by the Company or any of its affiliates following his termination until the earlier of 12 months following termination and the date Mr. Sisk becomes covered under any other group health plan not maintained by the Company or any of its affiliates.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 16, 2009

WYNN RESORTS, LIMITED

By:	/s/ Kim Sinatra
Kim Sinatra
Senior Vice President, General
Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 16, 2009

WYNN LAS VEGAS, LLC

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:	/s/ Kim Sinatra
Kim Sinatra
Senior Vice President, General Counsel and Secretary